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                                                                    EXHIBIT 24.1

                        POWER OF ATTORNEY WITH RESPECT TO
                ANNUAL REPORT OF COLLINS & AIKMAN CORPORATION ON
                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002

         Each of the undersigned appoints each of Jerry L. Mosingo, J. Michael Stepp and Jay B. Knoll as his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable Collins & Aikman Corporation (the "Corporation") to comply with the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Corporation, or as a director or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of March 2003.

/s/ Charles E. Becker                       /s/ W. Gerald McConnell
--------------------------                  ------------------------------
Charles E. Becker                           W. Gerald McConnell

/s/ Dean Robert C. Clark                    /s/ Jerry L. Mosingo
--------------------------                  ------------------------------
Dean Robert C. Clark                        Jerry L. Mosingo

/s/ Marshall A. Cohen                       /s/ Senator Warren B. Rudman
--------------------------                  ------------------------------
Marshall A. Cohen                           Senator Warren B. Rudman

/s/ David C. Dauch                          /s/ J. Michael Stepp
--------------------------                  ------------------------------
David C. Dauch                              J. Michael Stepp

/s/ Cynthia L. Hess                         /s/ David. A. Stockman
--------------------------                  ------------------------------
Cynthia L. Hess                             David. A. Stockman

/s/ Timothy D. Leuliette                    /s/ Daniel P. Tredwell
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Timothy D. Leuliette                        Daniel P. Tredwell

/s/ Elkin McCallum                          /s/ Samuel Valenti III
--------------------------                  ------------------------------
Elkin McCallum                              Samuel Valenti III